Cambria ETF Trust

Cambria Global Income and Currency Strategies ETF (FXFX)
Cambria Shareholder Yield ETF (SYLD)
Cambria Foreign Shareholder Yield ETF (FYLD)
Cambria Emerging Shareholder Yield ETF (EYLD)
Cambria Sovereign High Yield Bond ETF (SOVB)
Cambria Global Value ETF (GVAL)
Cambria Global Momentum ETF (GMOM)
Cambria Value and Momentum ETF (VAMO)
Cambria Global Asset Allocation ETF (GAA)

Supplement dated March 2, 2016 to the
Statement of Additional Information (“SAI”) dated September 1, 2015

Effective immediately, the first paragraph under “Settlement of Foreign Securities and Regular Foreign Holidays” under the “Transactions in Creation Units” section of the SAI is hereby deleted in its entirety and replaced with the following information:

The Funds, except for Cambria Value and Momentum ETF, generally intend to effect deliveries of Creation Units and portfolio securities on a basis of the Transmittal Date (“T”) plus three Business Days (i.e., days on which the national securities exchange is open) (“T+3”). (The Cambria Value and Momentum ETF generally intends to effect deliveries of Creation Units and portfolio securities on a basis of T plus one Business Day (“T+1”).) The Funds may effect deliveries of Creation Units and portfolio securities on a basis other than T+3 in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. Given that foreign securities settle in accordance with the normal rules of settlement of such securities in the applicable foreign market, coupled with foreign market holiday schedules, the Settlement Date may be up to 14 calendar days after the Transmittal Date in certain circumstances.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE